UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 14, 2003
               (Date of earliest event reported: January 14, 2003)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)


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        Nevada                 0-17371             88-0182808
    (State or other          (Commission        (I.R.S. Employer
     jurisdiction           File Number)       Identification No.)
   of incorporation)
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                           P.O. Box 100, 701 East Main
                             Benedict, Kansas 66714
          (Address of principal executive offices, including zip code)


                                  620-698-2250
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

      In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      On January 14, 2003, the co-chief executive officers and the chief financial officer of Quest Resource Corporation executed certifications in connection with the Form 10-QSB of Quest Resource Corporation for the period ending November 30, 2002 pursuant to the Sarbanes-Oxley Act of 2002. A copy of such certifications are included herewith as Exhibits 99.1 and 99.2.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

     Exhibit
     Number      Description
     -------     ------------
      99.1       Officer  Certification  dated  January 14, 2003 pursuant to the
                 Sarbanes-Oxley  Act of 2002  (co-Chief  Executive  Officer  and
                 Chief Financial Officer)
      99.2       Officer   Certification   dated   January  14,  2003
                 pursuant   to  the   Sarbanes-Oxley   Act  of   2002
                 (co-Chief Executive Officer)

                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                QUEST RESOURCE CORPORATION


Dated: January 14, 2003         By: /s/ Douglas L. Lamb
                                   ------------------------------
                                        Douglas L. Lamb
                                        President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description
     -------     -----------
      99.1       Officer  Certification  dated  January 14, 2003 pursuant to the
                 Sarbanes-Oxley  Act of 2002  (co-Chief  Executive  Officer  and
                 Chief Financial Officer)
      99.2       Officer   Certification   dated   January  14,  2003
                 pursuant   to  the   Sarbanes-Oxley   Act  of   2002
                 (co-Chief Executive Officer)